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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                 August 14, 2002
                Date of Report (Date of earliest event reported)


                              METALDYNE CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                      001-12068               38-2513957
(State or other jurisdiction of    (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                  47659 Halyard Drive, Plymouth, Michigan 48170
                    (Address of principal executive offices)

                                 (734) 207-6200
              (Registrant's telephone number, including area code)

                  47603 Halyard Drive, Plymouth, Michigan 48170
          (Former name or former address, if changed since last report)



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                              Metaldyne Corporation
                           Current Report on Form 8-K


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

EXHIBIT NUMBER

99.1 Statement Under Oath of Principal Executive Officer, dated August 14, 2002.

99.2 Statement Under Oath of Principal Financial Officer, dated August 14, 2002.

ITEM 9. REGULATION FD DISCLOSURE.

On August 14, 2002, each of the Principal Executive Officer, Timothy D. Leuliette, and the Principal Financial Officer, Wiliam M. Lowe, Jr., of Metaldyne Corporation submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

A copy of each of these statements is attached hereto as Exhibit 99.1 and
Exhibit 99.2.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 14, 2002

                            METALDYNE CORPORATION


                            By:    /s/ William M. Lowe, Jr.
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                                   Name: William M. Lowe, Jr.
                                   Title: Executive Vice President
                                           and Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NUMBER

99.1 Statement Under Oath of Principal Executive Officer, dated August 14, 2002.

99.2 Statement Under Oath of Principal Financial Officer, dated August 14, 2002.